UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 8/31

Date of reporting period: 5/31/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                         as of May 31, 2016 (Unaudited)

Deutsche Limited Maturity Quality Income Fund

	Principal Amount ($)	Value ($)
Corporate Bonds 29.8%
Consumer Discretionary 6.7%
American Honda Finance Corp., 0.67% *, 7/29/2016	325,000	324,954
Daimler Finance North America LLC, 144A, 1.317% *, 8/1/2016	350,000	350,313
		675,267
Energy 2.5%
Schlumberger Norge AS, 144A, 1.95%, 9/14/2016	250,000	250,730
Financials 20.6%
Bank of Nova Scotia, 1.375%, 7/15/2016	250,000	250,153
Commonwealth Bank of Australia, 144A, 1.123% *, 9/20/2016	250,000	250,341
Cooperatieve Rabobank UA, 0.934% *, 11/23/2016	400,000	400,170
National Australia Bank Ltd., 144A, 3.0%, 7/27/2016	250,000	250,909
Toronto-Dominion Bank, 1.096% *, 9/9/2016	215,000	215,240
Toyota Motor Credit Corp., 0.62% *, 9/23/2016	250,000	249,916
Vesey Street Investment Trust I, 4.404%, 9/1/2016	450,000	451,532
		2,068,261
Total Corporate Bonds (Cost $2,995,758)		2,994,258
Certificates of Deposit * 16.0%
Chase Bank U.S.A. NA, 1.055%, 5/26/2017	350,000	350,094
Royal Bank of Canada, 0.88%, 10/14/2016	250,000	250,220
Standard Chartered Bank, 0.485%, 10/13/2016	250,000	250,000
Svenska Handelsbanken AB, 0.889%, 7/1/2016	250,000	249,982
Wells Fargo Bank NA, 0.883%, 10/13/2016	250,000	250,219
Westpac Banking Corp., 1.031%, 2/24/2017	250,000	250,224
Total Certificates of Deposit and Bank Notes (Cost $1,600,011)		1,600,739
Commercial Paper 49.3%
Issued at Discount ** 39.1%
Bennington Stark Capital Co., LLC, 0.63%, 8/8/2016	350,000	349,600
CNPC Finance HK Ltd., 0.609%, 6/1/2016	265,000	264,997
Coca-Cola Co., 0.909%, 11/14/2016	250,000	249,150
Deutsche Telekom AG, 0.812%, 7/8/2016	320,000	319,797
Duke Energy Corp., 0.894%, 7/5/2016	200,000	199,900
ENI Finance U.S.A., Inc., 0.974%, 6/22/2016	350,000	349,913
Hannover Funding Co., LLC, 0.55%, 6/9/2016	420,000	419,950
MetLife Short Term Funding LLC, 0.65%, 9/15/2016	252,000	251,470
Natixis, 0.916%, 9/1/2016	355,000	354,480
Nissan Motor Acceptance Corp., 0.833%, 7/19/2016	400,000	399,709
Ontario Teachers Finance Trust, 0.969%, 11/21/2016	265,000	263,991
Schlumberger Holdings Corp., 0.9%, 6/21/2016	250,000	249,946
Suncorp Metway Ltd., 0.8%, 9/26/2016	250,000	249,529
		3,922,432
Issued at Par * 10.2%
ANZ New Zealand International Ltd., 0.975%, 3/30/2017	380,000	380,145
Bedford Row Funding Corp., 0.676%, 7/18/2016	200,000	200,057
Crown Point Capital Co., LLC, 0.939%, 10/24/2016	250,000	250,025
Starbird Funding Corp., 0.645%, 12/16/2016	200,000	199,797
		1,030,024
Total Commercial Paper (Cost $4,951,174)		4,952,456
Short-Term Notes 2.7%
Canadian Imperial Bank of Commerce, 0.72% *, 8/26/2016 (Cost $274,941)	275,000	275,096
Municipal Bonds and Notes 2.5%
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series B, 0.75% ***, 5/1/2048, LOC: Bank of China (Cost $250,000)	250,000	250,000
	Shares	Value ($)
Cash Equivalents 0.0%
Deutsche Central Cash Management Government Fund, 0.39% (a) (Cost $149)	149	149
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $10,072,033) †	100.3	10,072,698
Other Assets and Liabilities, Net	(0.3)	(31,440)
Net Assets	100.0	10,041,258

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2016.
**	Annualized yield at time of purchase; not a coupon rate.
***	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of May 31, 2016.
†	The cost for federal income tax purposes was $10,072,033. At May 31, 2016, net unrealized appreciation for all securities based on tax cost was $665. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,149 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,484.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
LOC: Letter of Credit

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$2,994,258	$—	$2,994,258
Certificates of Deposit	—	1,600,739	—	1,600,739
Commercial Paper	—	4,952,456	—	4,952,456
Short-Term Notes	—	275,096	—	275,096
Municipal Bonds and Notes	—	250,000	—	250,000
Short-Term Investments	149	—	—	149
Total	$149	$10,072,549	$—	$10,072,698

There have been no transfers between fair value measurement levels during the period ended May 31, 2016.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Limited Maturity Quality Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 22, 2016